Third Quarter 2026 Earnings Presentation November 2026 NYSE: TRLV

www.trulieve.com 2 Forward-Looking Statements Unless the context otherwise requires, the terms “Company,” “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. This presentation includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding, among other things, growth opportunities, and the positioning of the Company for the future, state expansion, potential rescheduling of non-medical marijuana to Schedule III, the tax implications to Trulieve of the rescheduling of marijuana, and the potential adoption of an “adult use” program in Pennsylvania. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward- looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly, readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold except as required by law.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted SG&A, adjusted SG&A margin, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow are financial measures that are not defined under GAAP. Our management uses these non-GAAP financial measures and believes they enhance an investor’s understanding of our financial and operating performance from period to period because they exclude certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. These non-GAAP measures are not a measure of liquidity, cash generated by the Company, or cash available for discretionary expenditures. Adjusted SG&A is calculated as SG&A less extraordinary expenses; adjusted SG&A margin is calculated as SG&A as % of revenue; EBITDA is calculated as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA is calculated as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain contributions, such as cash expenditures related to campaign and political initiatives, items that we do not believe represent the operations of the core business such as cash and non-cash acquisition, disposition and specified transaction costs and certain other cash and non-cash costs including major system changes, impairments and disposals of long-lived assets including goodwill, discontinued operations, share-based compensation, other income and expense items, equity in net loss of Harvest and loss on Deconsolidation Transaction; EBITDA margin is calculated as EBITDA as % of revenue; adjusted EBITDA margin is calculated as adjusted EBITDA as % of revenue; adjusted net income (loss) is calculated as net income (loss) less certain contributions, such as cash expenditures related to campaign and political initiatives, items that we do not believe represent the operations of the core business such as cash and non-cash acquisition, disposition and specified transaction costs and certain other cash and non-cash costs including major system changes, impairments and disposals of long-lived assets including goodwill, discontinued operations, share-based compensation, other income and expense items, equity in net loss of Harvest and loss on Deconsolidation Transaction; adjusted EPS is calculated as adjusted net income (loss) divided by diluted shares outstanding; and free cash flow is calculated as cash flow from operations less capital expenditures. Some of the items added back to, or removed from, these non-GAAP measures have occurred in prior periods and may occur in future periods. We report these non-GAAP measures to help investors assess the operating performance of the Company’s business. The financial measures noted above are metrics that have been adjusted from GAAP SG&A, net income (loss), net income (loss) per share, and cash flow from operating activities in an effort to provide readers with normalized metrics in making comparisons more meaningful across the cannabis industry as competitors commonly disclose similar performance measures; however, our calculation of adjusted SG&A, adjusted SG&A margin, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow may not be comparable to other similarly titled performance measures of other companies, as well as to remove items that may otherwise distort the GAAP SG&A, net income (loss), net income (loss) per share or cash flow from operating activities measure. As noted above, our adjusted SG&A, adjusted SG&A margin, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP measures rather than SG&A, net income (loss), net income (loss) per share and cash flow from operating activities, which are the most directly comparable financial measures calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, these non-GAAP measures together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP can be found below on slides captioned “Reconciliation of Non-GAAP Financial Measures”.

www.trulieve.com 4 Overview • Third Quarter Highlights • Financial and Operational Highlights • Recent Developments • 2026 Focus Areas • Catalysts • Financial Highlights • Medical Marijuana Markets • Appendix

I. Third Quarter Highlights

www.trulieve.com 6 Third Quarter 2026 Financial and Operational Highlights* • Revenue of $230 million, with 95% of revenue from retail sales • Gross profit of $148 million and 64% gross margin • Net income attributable to common shareholders of $1 million • Adjusted net income of $18 million excludes non-recurring charges, asset impairments, disposals, and unconsolidated entity • Adjusted EBITDA of $89 million, or 39% of revenue • Cash flow from operations of $74 million and free cash flow of $45 million • Realized seven-fold increase in traffic in Georgia following medical cannabis program expansion on July 1 with new product launches including Modern Flower and Roll One • Completed corporate domestication to Delaware from British Columbia • Rang The Closing Bell at the New York Stock Exchange to commemorate NYSE listing • Added to the S&P Total Market Index (TMI), S&P Completion Index (CI) and Morningstar Total Stock Market Index • Closed perpetual royalty free license for Alien Labs and Connected branded cannabis products in Florida and Texas that includes genetics, trademarks, and proprietary know-how and a right of first refusal for exclusive licensing rights in additional expansion markets • Opened two new dispensaries in Marco Island, Florida and Dunwoody, Georgia * Adjusted net income, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 13-18 for additional pro forma metrics and reconciliation to GAAP for non-GAAP financial measures.

www.trulieve.com 7 Revenue Highlights • Reported retail revenue of $219 million • Traffic up 3% and units sold up 6% compared to last year • Sold over 10 million branded products through branded retail • Modern Flower and Roll One accounted for over half of units sold • Grew rewards program to more than 700,000 members as of September 30, 2026 • Customer retention was 75% in medical only markets in the third quarter

www.trulieve.com 8 Recent Developments • Received final registrations from the Drug Enforcement Agency for state licensed medical marijuana dispensaries as part of federal regulatory framework for qualified medical marijuana businesses under the Controlled Substances Act • Repaid $65 million mortgage notes payable ahead of maturity in 2028 secured by cultivation site in Jefferson County, Florida to reduce leverage and interest expense • Currently operate 208 retail dispensaries and 3.5 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 9 2026 Focus Areas Expand Access to Cannabis • Support federal reform including broader cannabis rescheduling, SAFE Banking • Support state expansion including Florida, Georgia, Pennsylvania, and Texas Invest in Growth Initiatives • Expand Production Capacity and Retail Network in Georgia • Ramp Production and Retail in Texas • Expand Retail, Production, and Distribution Network • Evaluate Strategic M&A • Invest in Technology and Infrastructure Grow Loyal Customer Base • Attract and Retain Customers • Deliver Exceptional Customer Experiences • Build and Reinforce Brand Loyalty Elevate Branded Product Portfolio • Manage Portfolio of Internal and Partner Brands • Launch New and Innovative Products

www.trulieve.com 10 Catalysts Listing on major U.S. exchange • Listed subordinate voting shares on NYSE June 10, 2026 under ticker TRLV • Added to S&P Total Market Index (TMI), S&P Completion Index (CI) and Morningstar Total Market Index Georgia market expansion and pharmacy distribution • Medical cannabis program expansion launched on July 1, 2026 • Removal of THC cap, added qualifying conditions, new form factors • Distribution of approved products to patients through independent pharmacies Texas new market build out • Final license approval anticipated as soon as 2026 • Trulieve is ready to scale production and retail pending approvals Broader marijuana rescheduling to Schedule III • Temporary stay expired on November 5, awaiting ALJ recommended decision • Final order expected as soon as 2026 • Rescheduling would remove punitive 280E tax burden • Section 280E disallows deductions of ordinary business expenses • Taxes are applied at gross profit not pretax income

II. Financial Highlights

www.trulieve.com 12 Financial Targets Financial Targets: • Anticipate fourth quarter revenue will be up low single-digits compared to the third quarter • Anticipate fourth quarter net loss due to purchase accounting adjustments for the Harvest deconsolidation • 2026 cash flow from operations of at least $225 million expected • 2026 capital expenditures up to $105 million expected, up from $95 million for investments in growth markets Financial Position as of September 30, 2026: • $327 million in cash • $289 million of debt at 9.6% interest See slides 13-18 for additional pro forma metrics and reconciliation to GAAP for non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

Reported Financial Highlights*

INCOME STATEMENT HIGHLIGHTS

(USD millions, except per share data)	Q3:26	Q2:26	Q1:26	Q4:25	Q3:25	Q2:25	2025	2024
Revenue	230.2	271.0	286.8	293.1	288.2	302.1	1,181.2	1,186.5
Gross profit	148.0	162.3	170.1	175.2	169.9	182.9	711.2	715.7
Gross margin	64.3%	59.9%	59.3%	59.8%	58.9%	60.6%	60.2%	60.3%
SG&A	87.8	101.8	104.9	126.3	99.0	101.1	445.2	510.5
SG&A as % revenue	38.2%	37.6%	36.6%	43.1%	34.4%	33.5%	37.7%	43.0%
Adjusted SG&A	78.0	85.9	87.8	88.6	86.9	91.2	358.1	368.9
Adjusted SG&A as % revenue	33.9%	31.7%	30.6%	30.2%	30.2%	30.2%	30.3%	31.1%
Depreciation and amortization	17.7	25.7	29.7	29.4	29.5	29.4	117.6	112.8
Net income (loss)**	0.9	(406.0)	2.4	(42.9)	(26.8)	(13.8)	(116.4)	(155.1)
Net income (loss) continuing operations	0.8	(405.4)	3.4	(44.9)	(23.7)	(15.8)	(116.6)	(154.9)
Adjusted net income (loss)	18.0	20.4	20.2	(3.1)	(12.5)	(7.7)	(26.7)	(19.0)
Net income (loss) per diluted share**	0.00	(2.10)	0.01	(0.22)	(0.14)	(0.07)	(0.61)	(0.82)
Net income (loss) continuing operations per diluted share	0.00	(2.10)	0.02	(0.23)	(0.11)	(0.07)	(0.58)	(0.79)
Adjusted net income (loss) per diluted share	0.09	0.11	0.10	(0.02)	(0.07)	(0.04)	(0.14)	(0.10)
Adjusted EBITDA	89.2	98.0	100.4	104.8	102.7	110.6	427.3	420.2
Adjusted EBITDA Margin	38.7%	36.2%	35.0%	35.8%	35.6%	36.6%	36.2%	35.4%

*Q2:26 reported results reflect the deconsolidation of Harvest mixed medical and adult use operations on June 3, 2026.

*Adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted EBITDA, and adjusted EBITDA margin are non-GAAP financial measures. See slides 14-18 for pro forma metrics and reconciliation to GAAP for non-GAAP financial measures.

**Includes discontinued operations.

Numbers may not sum perfectly due to rounding.

www.trulieve.com

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www.trulieve.com 14 Pro Forma Financial Highlights* *Q2:26 reported results reflect the deconsolidation of Harvest mixed medical and adult use operations on June 3, 2026. Numbers may not sum perfectly due to rounding. PRO FORMA FINANCIAL HIGHLIGHTS (USD millions) Q1:26 Q2:26 Q3:26 Revenue Reported TRLV 286.8 271.0 230.2 Medical Only 214.0 222.3 230.2 Gross Profit Reported TRLV 170.1 162.3 148.0 Reported GM % 59% 60% 64% Medical Only 137.9 140.1 148.0 Medical Only GM % 64% 63% 64% SHARE COUNT ESTIMATE (millions as of September 30, 2026 on as if converted basis) Class A Subordinate Voting Common Stock 170.3 Class B Multiple Voting Common Stock* 0.2 Total Shares Outstanding 192.8 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs Vested (Not Issued) 4.0 Nonvested RSUs 7.3 excludes 1.5 million unexercisable options excludes 0.3 million nonvested PSUs Pro Forma Estimated Shares 204.1

www.trulieve.com 15 Tax Position • Rescheduling of state licensed medical marijuana removed the 280E punitive tax burden on medical operations; tax burden disallows ordinary business deductions • Third quarter income tax expense included $9 million ordinary tax expense and $18 million interest on the uncertain tax position but did not include 280E tax liability • Broader rescheduling of marijuana to Schedule III will remove 280E tax burden entirely on go- forward basis • Final order for state licensed medical marijuana rescheduling recommended retroactive tax relief, representing the majority of Trulieve’s uncertain tax position • Retroactive tax relief and reversal of uncertain tax position would be treated as one-time gain • Trulieve is challenging the applicability of 280E punitive tax for tax years 2019 through the present • Balance sheet includes $102 million from amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $625 million at September 30, 2026, with $610 million related to this tax challenge • Tax payments on deposit from 2022 and 2023 were $56 million at September 30, 2026

www.trulieve.com 16 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (Amounts expressed in millions of United States dollars; unaudited) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 June 30, 2026 September 30, 2026 September 30, 2025 Net income (loss) attributable to common shareholders $ 0.9 $ (26.8) $ (406.0) $ (402.7) $ (73.5) Add (deduct) impact of: Interest expense, net $ 12.0 $ 16.1 $ 12.8 $ 38.1 $ 48.8 Interest income $ (2.8) $ (4.4) $ (3.1) $ (8.6) $ (11.1) Provision for income taxes $ 26.3 $ 53.0 $ 22.0 $ 70.1 $ 160.2 Depreciation and amortization $ 17.7 $ 29.5 $ 25.7 $ 73.2 $ 88.2 Depreciation included in cost of goods sold $ 12.3 $ 13.9 $ 13.4 $ 39.7 $ 41.5 EBITDA (Non-GAAP) $ 66.2 $ 81.3 $ (335.2) $ (190.3) $ 254.1 EBITDA Margin (Non-GAAP) 29% 28% NMF NMF 29% (Gain) loss on disposal or impairment of assets $ (0.0) $ (0.9) $ 2.0 $ 1.7 $ 0.7 Campaign and political contributions $ 1.6 $ 6.3 $ 4.7 $ 15.9 $ 33.7 Acquisition, disposition and specified transaction costs $ 9.2 $ 3.8 $ 12.3 $ 28.9 $ 8.5 Share-based compensation $ 5.9 $ 5.8 $ 6.9 $ 17.0 $ 16.5 Other (income) expense, net $ (0.1) $ 1.2 $ (0.1) $ (0.4) $ 2.0 Equity in net loss of Harvest $ 6.4 $ — $ 3.3 $ 9.7 $ — Loss on Deconsolidation Transaction $ — $ — $ 403.3 $ 403.3 $ — Discontinued operations, net of tax, attributable to common shareholders $ — $ 5.0 $ 0.7 $ 1.8 $ 7.0 Adjusted EBITDA (Non-GAAP) $ 89.2 $ 102.7 $ 98.0 $ 287.6 $ 322.5 Adjusted EBITDA Margin (Non-GAAP) 39% 36% 36% 36% 36%

www.trulieve.com 17 Reconciliation of Non-GAAP Financial Measures Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share (Amounts expressed in millions of United States dollars; unaudited) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 June 30, 2026 September 30, 2026 September 30, 2025 Net income (loss) attributable to common shareholders $ 0.9 $ (26.8) $ (406.0) $ (402.7) $ (73.5) Net loss from discontinued operations, net of tax, attributable to common shareholders $ — $ 5.0 $ 0.7 $ 1.8 $ 7.0 Net income (loss) from continuing operations available to common shareholders $ 0.9 $ (21.8) $ (405.3) $ (400.9) $ (66.5) Add (deduct) impact of: (Gain) loss on disposal or impairment of assets $ (0.0) $ (0.9) $ 2.0 $ 1.7 $ 0.7 Campaign and political contributions $ 1.6 $ 6.3 $ 4.7 $ 15.9 $ 33.7 Acquisition, disposition and specified transaction costs $ 9.2 $ 3.8 $ 12.3 $ 28.9 $ 8.5 Equity in net loss of Harvest $ 6.4 $ — $ 3.3 $ 9.7 $ — Loss on Deconsolidation Transaction $ — $ — $ 403.3 $ 403.3 $ — Adjusted net income (loss) (Non-GAAP) $ 18.0 $ (12.5) $ 20.4 $ 58.6 $ (23.6) (Amounts expressed are per share except for shares which are in millions; unaudited) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 June 30, 2026 September 30, 2026 September 30, 2025 Net income (loss) attributable to common shareholders $ 0.00 $ (0.14) $ (2.11) $ (2.09) $ (0.38) Net loss from discontinued operations, net of tax, attributable to common shareholders $ — $ 0.03 $ 0.00 $ 0.01 $ 0.04 Net income (loss) from continuing operations available to common shareholders $ 0.00 $ (0.11) $ (2.10) $ (2.08) $ (0.35) Add (deduct) impact of: (Gain) loss on disposal or impairment of assets $ (0.00) $ (0.00) $ 0.01 $ 0.01 $ 0.00 Campaign and political contributions $ 0.01 $ 0.03 $ 0.02 $ 0.08 $ 0.18 Acquisition, disposition and specified transaction costs $ 0.05 $ 0.02 $ 0.06 $ 0.15 $ 0.04 Equity in net loss of Harvest $ 0.03 $ — $ 0.02 $ 0.05 $ — Loss on Deconsolidation Transaction $ — $ — $ 2.09 $ 2.09 $ — Adjusted net income (loss) per diluted share (Non-GAAP) $ 0.09 $ (0.07) $ 0.11 $ 0.30 $ (0.12) Diluted shares outstanding 200.6 191.2 192.7 192.7 191.2

www.trulieve.com 18 Reconciliation of Non-GAAP Financial Measures Free Cash Flow and Adjusted SG&A (Amounts expressed in millions of United States dollars; unaudited) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 June 30, 2026 September 30, 2026 September 30, 2025 Cash flow from operating activities $ 74.4 $ 76.4 $ 53.1 $ 183.3 $ 213.6 Capital expenditures $ (29.0) $ (16.6) $ (21.0) $ (63.5) $ (53.4) Free cash flow (Non-GAAP) $ 45.4 $ 59.8 $ 32.1 $ 119.8 $ 160.2 (Amounts expressed in millions of United States dollars; unaudited) For the Three Months Ended For the Nine Months Ended September 30, 2026 September 30, 2025 June 30, 2026 September 30, 2026 September 30, 2025 SG&A $ 87.8 $ 99.0 $ 101.8 $ 294.5 $ 318.9 Acquisition, disposition and specified transaction costs $ (9.8) $ (12.1) $ (15.9) $ (42.8) $ (49.4) Adjusted SG&A (Non-GAAP) $ 78.0 $ 86.9 $ 85.9 $ 251.7 $ 269.5

III. Medical Marijuana Markets

www.trulieve.com 20 Florida Medical Marijuana Market • Population 23 million • 943,844 patients as of October 30, 2026 • Florida is the largest U.S. medical marijuana market • Trulieve has 170 dispensaries, 22% of retail doors, leading retail position by all measures • Trulieve sold 55% more flower per store and 18% more oil per store than market average in Q3.26 • Flower market share 34% • Oil market share 26% • In Q3, Trulieve sold an average of 75 pounds of flower per store across 170 stores • 750K ft2 indoor cultivation facility in Jefferson County producing high-quality product at scale • Exclusive and perpetual royalty-free licensing agreement with Alien Labs and Connected brands in Florida

www.trulieve.com 21 Jefferson County Cultivation Campus Overview • Campus has over 1 million ft2 of buildings • Trulieve has over 300 employees at the campus and 13 buildings • This campus is for agriculture only, no processing, no packaging or finished good manufacturing occurs here • The 750K ft2 building is a one-of-a-kind state-of-the-art indoor cultivation facility • Unique design uses automation to move plants through light and dark cycles • Team spends more time working with plants versus manual movement of plants • Thousands of sensors provide continuous data monitoring, which provide early notification of any unfavorable environmental or plant health conditions

www.trulieve.com 22 Georgia Medical Marijuana Market • Population 11 million • 62,935 patients (+91% YTD) • Trulieve has one of two Tier 1 licenses • Allows up to 100K ft2 of production canopy versus Tier 2 limit of 50K ft2 • Cultivation campus in Adel • 7 dispensaries open, 2 additional approved • Only 6 licensed operators in state • Medical program expanded July 1, 2026 • New conditions HIV, IBS, lupus • New form factors including flower and vapes • Pharmacy distribution of approved medical marijuana products to patients resumes with DEA registration • 125 independent pharmacies • Only state program to allow these sales

www.trulieve.com 23 Pennsylvania Medical Marijuana Market • Population 13 million • 438,727 active patients • Trulieve operates 21 dispensaries and 3 production sites • Market has 201 dispensaries and 30 production sites • Wholesale of branded products permitted and Trulieve sold into 90% of dispensaries in PA in Q3.26 • Trulieve’s Modern Flower and Roll One among Top 10 wholesale brands statewide • Launched exclusive Seed Junky premium products • Adoption of adult use program through legislative process could happen in next few years

www.trulieve.com 24 Texas Medical Marijuana Market • Population 32 million • 174,777 patients (+29% YTD) • Trulieve was awarded a conditional license in December 2025 • Optimistic final license awarded in 2026 • Market will have 15 licensed operators • No restrictions or limit on retail locations once Trulieve has a store in each region • No limit on cultivation capacity • Program allows same day telehealth entry and purchase • Program expansion ongoing with new qualifying medical conditions and vapes allowed • Awareness campaign for medical marijuana expected to grow program

IV. Appendix

www.trulieve.com 26 U.S. Cannabis Industry • The legal U.S. cannabis market is expected to reach $43 billion by 2030 • The U.S. is global launchpad for cannabis culture, product development, and trends • 46 states have some program with CBD, medical marijuana, and/or adult use • 41 states have adopted medical marijuana programs overseen by state agencies • 24 states have enacted adult use marijuana programs Source: Company Estimates

www.trulieve.com 27 Cannabis Legalization by State

www.trulieve.com 28 Trulieve At A Glance Trulieve is the largest U.S. medical marijuana operator • First Florida licensed operator with initial sales in 2016 • Listed on Canadian Securities Exchange in September 2018 • Listed on New York Stock Exchange June 10, 2026 under ticker “TRLV” Established scaled operations in attractive markets • 3.5 million square feet of cultivation and processing capacity • 208 retail dispensaries with DEA registration in medical only states • >5,000 employees Excellent track record of profitable growth and prudent capital allocation • 2025 consolidated results: $1.2 billion revenue, 60% gross margin and $273 million cash flow from operations • Disciplined capital allocation with adherence to strategy and criteria • Targeted approach with balance between organic growth and M&A

www.trulieve.com 29 Geographical Presence Trulieve Operates 208 Dispensaries and 10 Cultivation Facilities Harvest Operates 34 Dispensaries and 5 Cultivation Facilities Trulieve Markets Harvest Markets Arizona 22 Dispensaries 3 Cultivation Facilities Adult-Use and Medical Ohio 8 Dispensaries 1 Cultivation Facilities Adult-Use and Medical Connecticut 1 Dispensary Adult-Use and Medical Maryland 3 Dispensaries 1 Cultivation Facilities Adult-Use and Medical Pennsylvania 21 Dispensaries 3 Cultivation Facilities Medical-Use Only Texas Conditional approval to cultivate, manufacture, and distribute Medical-Use Only Alabama License to cultivate, manufacture, and distribute Medical-Use Only Georgia 7 Dispensaries 1 Cultivation Facility Pharmacy Distribution Medical-Use Only Florida 170 Dispensaries 5 Cultivation Facilities Medical-Use Only West Virginia 10 Dispensaries 1 Cultivation Facility Medical-Use Only AZ OH CT MD TX FL GAAL PA WV

www.trulieve.com 30 Deconsolidation of Harvest Mixed Use Markets • On June 3, 2026, Trulieve completed a corporate restructuring and investment in Harvest by a third party resulting in the deconsolidation of its mixed medical and adult use market operations “Harvest” • The deconsolidation of Harvest was completed to facilitate listing on the NYSE • Trulieve’s current consolidated operations consist of DEA registered, state licensed medical marijuana facilities serving only medical patients under Schedule III • 208 dispensaries and 3.5 million square feet of production capacity • Florida, Georgia, Pennsylvania and West Virginia • Conditional medical marijuana license awards in Alabama and Texas • Harvest mixed use markets are 100% controlled by an independent third-party investor* • Harvest markets include Arizona, Connecticut, Maryland, and Ohio • 34 dispensaries and 0.5 million square feet of production capacity • Trulieve retains 90% economic interest *other than businesses the transfer of which is subject to regulatory approval, which businesses will, automatically and without any action on the part of Trulieve or any other party, transfer to Harvest upon the receipt of regulatory approval

www.trulieve.com 31 Illustrative Organizational Structure

www.trulieve.com 32 Listing Following Medical Marijuana Rescheduling State licensed medical marijuana was rescheduled to a Schedule III drug in April 2026 • Final order by Department of Justice (DOJ) legalized state licensed medical marijuana operators using the treaty authority under the United Nations Single Convention on Narcotic Drugs • Created new Drug Enforcement Agency (DEA) pathway to allow for state licensed medical marijuana companies to register with the DEA • Acknowledges medical value of marijuana • Removes punitive 280E tax burden on state licensed medical marijuana operations Trulieve filed registration applications with DEA for all state licensed medical marijuana facilities • Final registration for dispensaries received in select markets, remainder is pending process • Registration within 60 days of final order deemed approved and legal Trulieve completed a reorganization and investment in Harvest by a third party to facilitate listing on the NYSE • “Ringfence” structure creates clear separation between Trulieve medical only operations and “Harvest” mixed medical and adult use operations • Operating Agreement, Protection Agreement, and Master Services Agreement govern relationship between Trulieve and Harvest Trulieve’s consolidated operations are DEA registered state-licensed medical marijuana facilities deemed legal under federal law

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www.trulieve.com 34 Board of Directors KIM RIVERS, Founder, Chairman, Chief Executive Officer Experienced entrepreneur with successful track record in multiple sectors including cannabis and real estate. Rivers joined Trulieve at its inception and has been the key driver for the Company’s customer-centric vision, strong growth, strategic expansion, and industry-leading profitability. Prior to Trulieve, Ms. Rivers spent several years as an attorney in private practice specializing in mergers, acquisitions, and securities for multi-million-dollar corporations. RICHARD MAY, Director President and Co-Owner of May Nursery, Inc. with almost two decades of growing and management experience. May has served on several agricultural and civic boards including the Southern Nursery Association and the Gadsden County Chamber of Commerce. May is a founding member of Trulieve. JANE MORREAU, Director Seasoned global finance executive with a broad skillset and expertise. Experience includes supply chain management, manufacturing operations, information technology, retail operations, mergers and acquisitions and corporate strategy. Morreau formerly served as Executive Vice President and Chief Financial Officer of Brown-Forman Corporation. PETER T. HEALY, Lead Director Attorney with a focus on capital markets, M&A, and private equity transactions. Clients have included corporate issuers, Wall Street underwriters, and private equity firms. Substantial experience representing issuers and underwriters in public offerings and private placements, private equity firms and sovereign wealth funds in their investment activities, and corporate boards in governance matters and strategic transactions. THOMAS MILLNER, Director Executive with strong combination of leadership, merchandising and multichannel experience. Served as CEO of Cabela's, a direct marketer and specialty retailer of outdoor recreation merchandise, for nearly a decade. Prior to Cabela's, Milner spent 14 years as president and CEO of North Carolina's Remington Arms Company. SUSAN THRONSON, Director Independent director with global digital, ecommerce and loyalty marketing experience. Thronson was Senior Vice President of Global Marketing for Marriott International, leading Marriott's worldwide integrated marketing strategy and execution for its 15 hotel brands. MATTHEW FOULSTON, Director Seasoned financial executive with extensive international experience, serving as CFO for three publicly listed companies. Foulston was Executive Vice President and CFO of Covetrus, Inc., a global animal health distribution, software, and e-commerce business, and previously served as Executive Vice President and CFO for TreeHouse Foods, Inc., and CFO of Compass Minerals International Inc.

www.trulieve.com 35 Executive Leadership KIM RIVERS Founder, Chairman, Chief Executive Officer JAN REESE Chief Financial Officer ELIAS AGUILERA Chief Marketing Officer MICHIEL DE ZWAAN Chief Human Resources Officer CHRISTINE HERSEY Chief Corporate Affairs & Strategy Officer NILYUM JHALA Chief Technology Officer KYLE LANDRUM Chief Production Officer TIM MOREY Chief Sales Officer ERIC POWERS Chief Legal Officer

www.trulieve.com 36 House of Brands Trulieve Brands Partner Brands V A LU E M ID P RE M IU M

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